Stockholders' Equity	9 Months Ended
Sep. 30, 2014
Equity [Abstract]
Stockholders' Equity
Stockholders' Equity

On February 19, 2014, the Company sold an additional 13,570,000 shares of common stock in a private placement in reliance on exemptions from registration under the Securities Act of 1933 at a price of $14.00 per share, subject to a placement fee of $0.840 per share. The Company recorded the cost of obtaining new capital as a reduction of the related proceeds. The cost of issuance of stock of approximately $12,151 is charged directly to additional paid-in capital. The net proceeds to the Company after expenses were approximately $177,829.

On June 25, 2014, the Company issued 2,200,000 shares of 7.50% Non-Cumulative Preferred Stock ("Series A Preferred Stock"). Dividends on the Series A Preferred Stock when, as and if declared by the Company's Board of Directors (the "Board") or a duly authorized committee of the Board, will be payable on the liquidation preference amount of $25.00 per share, on a non-cumulative basis, quarterly in arrears on the 15th day of January, April, July and October of each year (each, a "dividend payment date"), commencing on October 15, 2014, at an annual rate of 7.50%. Dividends on the Series A Preferred Stock are not cumulative. Accordingly, in the event dividends are not declared on the Series A Preferred Stock for payment on any dividend payment date, then those dividends will not accumulate and will not be payable. If the Company has not declared a dividend before the dividend payment date for any dividend period, the Company will have no obligation to pay dividends for that dividend period, whether or not dividends on the Series A Preferred Stock are declared for any future dividend payment. The net proceeds the Company received from the issuance was approximately $53,164, after deducting the underwriting discount and issuance expenses.